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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 27, 2003


                           TIDELANDS ROYALTY TRUST "B"
               (Exact name of registrant as specified in charter)


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
              Texas                                   0-8677                             75-6007863
   (State or other jurisdiction                    (Commission                          (IRS Employer
        of incorporation)                          file number)                       Identification No.)

          Bank of America, N.A.
             P.O. Box 830650
              Dallas, Texas                                                             75283-0650
(Address of principal executive offices)                                                 (Zip code)
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       Registrant's telephone number, including area code: (800) 985-0794

                                    No Change
          (Former name or former address, if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         Exhibit
         Number         Document

         99.1           Certification by R. Ray Bell, Principal Accounting
                        Officer

         99.2 Certification by Ron E. Hooper, Senior Vice President, Royalty Management on behalf of Bank of America Private Bank, Trustee, not in his or its individual capacities but solely in his and its capacity as trustee

ITEM 9. REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 is the certification of R. Ray Bell, our Principal Accounting Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and attached as Exhibit 99.2 is the certification of Ron E. Hooper, Senior Vice President, Royalty Management on behalf of Bank of America Private Bank, not in his or its individual capacity, but solely as our trustee, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied as correspondence to the Securities and Exchange Commission the filing of our Annual Report of Form 10-K for the period ended December 31, 2002 filed on March 28, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            TIDELANDS ROYALTY TRUST "B"

                                            Bank of America, N.A., Trustee



March 27, 2003                              By:   /s/ RON E. HOOPER
                                               --------------------------------
                                                       Ron E. Hooper
                                                   Senior Vice President


March 27, 2003                              By:   /s/ R. RAY BELL
                                               --------------------------------
                                                     R. Ray Bell
                                                Principal Accounting Officer



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Exhibit Index
 99.1             Certification by R. Ray Bell, Principal Accounting Officer

 99.2 Certification by Ron E. Hooper, Senior Vice President, Royalty Management on behalf of Bank of America Private Bank, Trustee, not in his or its individual capacities but solely in his and its capacity as trustee
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